UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2010

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (604) 602-1633

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

On August 12, 2010, the Company announced that effective at the open of market, the Company’s shares will begin trading on Canadian Stock Exchange (“CNSX”) with the trading symbol TOP. The shares will be quoted on the CNSX in Canadian currency. Enertopia shares will also continue to trade on the OTCBB in US currency.

The Company has filed a non-offering prospectus dated July 31, 2010 (the “Prospectus”) with the British Columbia Securities Commission as part of the listing process for the CNSX. The Company announced that the Prospectus was receipted by the British Columbia Securities Commission on August 3, 2010.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated August 12, 2010 Announcing CNSX listing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2010

Enertopia Corp.

By: /s/ Robert G. McAllister
Robert G. McAllister
President and Director